Summary of Significant Accounting Policies	9 Months Ended
Sep. 30, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

(4)	Summary of Significant Accounting Policies

(a)	Use of Estimates
The preparation of the financial statements, in accordance with generally accepted accounting principles in the United States of America (“GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management bases its estimates on the Company’s historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ significantly from these estimates under different assumptions and conditions.
Significant estimates made by management in the accompanying financial statements include the collectability of accounts receivable, the recoverability of inventory, the useful lives and recoverability of long-lived assets such as property, plant and equipment, intangible assets and investments, the fair values of assets acquired and liabilities assumed, including business combinations, and the adequacy of the Company’s asset retirement obligations.

(b)	Sales and Cost of Goods Sold
Sales are recognized when persuasive evidence of an arrangement exists, the risks and rewards of ownership have been transferred to the customer, which is generally when title passes, the selling price is fixed or determinable, and collection is reasonably assured. Title generally passes upon shipment of product from the Company’s production facilities. Prices are generally set at the time of, or prior to, shipment. Transportation and distribution costs are incurred only on sales for which the Company is responsible for delivering the product.
Cost of goods sold includes the cost of production as well as write downs to the extent of inventory costs in excess of market values. Primary production costs include labor, raw materials, supplies, maintenance costs, depreciation, and plant overhead.

(c)	Cash and Cash Equivalents
Cash and cash equivalents consist of cash and liquid investments with an original maturity of three months or less. At December 31, 2011 and 2010, cash and cash equivalents included of $423.4 million and $316.4 million, respectively, of funds held in money market accounts.

(d)	Trade Accounts Receivable
Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company reviews the need for an allowance for doubtful accounts on a quarterly basis. As of December 31, 2011 and 2010, an allowance for doubtful accounts was not required.

(e)	Inventories
Inventories consist of raw materials, work in process (“WIP”), finished goods, stockpiles of bastnasite concentrate, and materials and supplies. Inventory cost is determined using the lower of weighted average cost or estimated net realizable value. Inventory expected to be sold in the next 12 months is classified as a current asset in the consolidated balance sheets. During the fourth quarter of 2011, the Company purchased certain chemical products that will be used at the Molycorp Mountain Pass facility. These chemicals have an estimated useful life of approximately 20 years due to recycling and reuse in the new plant following completion of Project Phoenix Phase 1; accordingly, these chemicals have been classified as long-term raw materials in the consolidated balance sheet as of December 31, 2011.
Molycorp evaluates its production levels and costs to determine if any should be deemed abnormal, and therefore excluded from inventory costs. For the years ended December 31, 2011, 2010 and 2009, Molycorp determined that approximately $4.3 million, $11.0 million, and $2.5 million, respectively, of production costs would have been allocated to additional tons produced, assuming Molycorp had been operating at normal production rates. As a result, these costs were excluded from inventory and instead expensed during the applicable periods. The assessment of normal production levels is judgmental and is unique to each quarter. Molycorp models normal production levels and evaluates historical ranges of production in assessing what is deemed to be normal.
Write-downs to estimated net realizable value are charged to cost of goods sold. Many factors influence the market prices for REOs and, in the absence of established prices contained in customer contracts, management uses an independent pricing source to evaluate market prices for REOs at the end of each quarter. For the years ended December 31, 2011, 2010 and 2009 the Company recognized write-downs of $2.8 million, $2.5 million, and $9.0 million, respectively, as a result of production costs in excess of certain REO market prices. In addition, during the year ended December 31, 2011 and in the fourth quarter of 2010 Molycorp recognized a $2.3 million and $1.7 million write-down of WIP inventory based on estimated REO quantities, respectively. Also in the fourth quarter of 2010, a $1.0 million write-down of bastnasite stockpile inventory was recognized based on estimated REO quantities.
The level within the fair value hierarchy in which the write-downs of inventory are included is the significant other observable inputs—Level 2.
The Company evaluates the carrying value of materials and supply inventories each quarter giving consideration to slow-moving items, obsolescence, excessive levels, and other factors and recognizes related write-downs as necessary.
At December 31, 2011 and 2010, inventory consisted of the following (in thousands):

	December 31, 2011	December 31, 2010
Current:
Concentrate stockpiles	$3,704	$4,206
Raw materials	44,770	400
Work in process	16,602	3,582
Finished goods	45,045	9,307
Materials and supplies	1,822	1,327
Total current	$111,943	$18,822
Long-term:
Concentrate stockpiles	$1,144	$5,108
Raw materials	3,186	—
Finished goods	32	104
Total long-term	$4,362	$5,212

(f)	Deposits
The Company had $23.3 million and $26.2 million in deposits reported as Non-current assets on the Consolidated Balance Sheets as of December 31, 2011 and 2010, respectively. The $23.3 million deposits as of December 31, 2011 consisted of $20.6 million under the escrow arrangement for the Company’s facilities agreement with Kern River Gas Transmission Company, $1.5 million related to the Company’s construction insurance program, and $1.2 million related primarily to other restricted cash requirements. During the second quarter of 2011, the Company collected an $18.2 million deposit which was no longer required to secure surety bonds obtained for the California state and regional agencies relating to the Molycorp Mountain Pass facility closure and reclamation obligations. The $26.2 million deposits as of December 31, 2010 consisted of $18.2 million collateral used to secure surety bonds obtained for the California state and regional agencies relating to our Molycorp Mountain Pass facility closure and reclamation obligations, and $8.0 million under the escrow arrangement for the Company’s facilities agreement with Kern River Gas Transmission Company.

(g)	Property, Plant and Equipment, net
Property, plant and equipment associated with the acquisitions of the Molycorp Mountain Pass facility, Molycorp Sillamäe and Molycorp Tolleson were recorded at estimated fair value as of the acquisition date. Expenditures for new property, plant and equipment and improvements that extend the useful life or functionality of the asset are capitalized. The Company capitalized $416.8 million and $38.6 million in plant modernization and other capital costs for the years ended December 31, 2011 and 2010, respectively. These amounts include capitalized interest of $7.5 million in 2011 and $0.1 million in 2010. Depreciation on plant and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the years ended December 31, 2011, 2010 and 2009, was $14.0 million, $6.0 million and $3.9 million, respectively. Maintenance costs are expensed as incurred.
Mineral properties at December 31, 2011 and 2010, represent the purchase price allocated to mineral resources associated with the Molycorp Mountain Pass facility and mineral property development costs (see Note 4(h) below).
At December 31, 2011 and 2010, property, plant and equipment and related useful lives were as follows (in thousands):

	December 31, 2011	December 31, 2010
Land	$11,059	$800
Land improvements (15 years)	15,748	15,415
Buildings and improvements (4 to 27 years)	23,677	6,892
Plant and equipment (2 to 12 years)	68,441	19,560
Vehicles (7 years)	1,235	1,049
Computer software (5 years)	3,002	1,563
Furniture and fixtures (5 years)	464	170
Construction in progress	436,547	34,809
Mineral properties	24,692	23,968
Property, plant and equipment at cost	584,865	104,226
Less accumulated depreciation	(23,237)	(10,260)
Property, plant and equipment, net	$561,628	$93,966

In accordance with Accounting Standard Codification (“ASC”) 360, Property Plant and Equipment, long-lived assets such as property, plant, and equipment, mineral properties and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no events or changes in circumstances indicating that the carrying amount of the Company’s long-lived assets as of December 31, 2011 may not be recoverable. Molycorp recognized a $3.1 million, net of depreciation, impairment expense associated with the mill and crusher, including the associated asset retirement cost, which was included in cost of goods sold in the consolidated statement of operations for the year ended December 31, 2010, as a result of managements’ decision to replace rather than refurbish these assets.

(h)	Mineral Properties and Development Costs
Mineral properties and development costs, which are referred to collectively as mineral properties, include acquisition costs, drilling costs, and the cost of other development work, all of which are capitalized. The Company depletes mineral properties using the units of production method over estimated proven and probable reserves. Molycorp’s proven and probable reserves are based on extensive drilling, sampling, mine modeling, and mineral recovery from which economic feasibility has been determined. The proven and probable reserves are estimated based on information available at the time the reserves are calculated. Proven and probable reserves are based on estimates, and no assurance can be given that the indicated levels of recovery of REOs will be realized or that production costs and estimated future development costs will not exceed the net realizable value of the products. Reserve estimates may require revisions based on actual production experience. Market price fluctuations of REOs, as well as increased production costs or reduced recovery rates, could render proven and probable reserves containing relatively lower grades of mineralization uneconomic to exploit and might result in a reduction of reserves.

(i)	Research and Development
The Company has invested significant resources to improve the efficiency of its REO processing operations and the development of new applications for individual REEs. For the years ended December 31, 2011, 2010 and 2009, the Company spent $8.3 million, $2.5 million and $1.5 million, respectively, on research and development. These costs are recognized under the “Selling, general and administrative” line on the consolidated statements of operations and consist primarily of salaries, outside labor, material and equipment.

(j)	Intangible Asset
The Company acquired its trade name in connection with the Molycorp Mountain Pass facility acquisition. Amortization on the trade name is provided using the straight-line method based on an estimated useful life of 12 years. In connection with the acquisition of Molycorp Sillamäe, the Company acquired certain customer relationships, which are amortized using the straight-line method based on an estimated useful life of 15 years.
At December 31, 2011 and December 31, 2010, amortizable intangible assets consisted of the following (in thousands):

	December 31, 2011	December 31, 2010
Trade name	$786	$786
Customer relationships	2,153	—
Other	516	—
Gross carrying amount	3,455	786
Less accumulated amortization	(383)	(147)
Net carrying amount	$3,072	$639

Amortization expense for the years ended December 30, 2011, 2010 and 2009 was $236,795, $65,000 and $65,000, respectively. Amortization expense for the next five years and thereafter is expected to be as follows (in thousands):

2012	$265
2013	261
2014	260
2015	260
2016	260
Thereafter	1,766
Total	$3,072

(k)	Investments in Joint Ventures
In connection with the Molycorp Mountain Pass facility acquisition, the Company acquired a one-third interest in a joint venture with Sumitomo Metals Industries, Ltd. of Japan (“Sumitomo Metals”) called Sumikin Molycorp (“SMO”). The Company sold its interest in the joint venture to Sumitomo Metals on July 9, 2009 for cash consideration of $9.7 million and recognized no gain.

(l)	Investments in non-marketable securities
The Company accounts for investments in non-marketable equity securities for which it does not have the ability to exercise significant influence over the investee’s operations and financial policies under the cost method of accounting. Cost method investments are carried at cost and are subject to other-than-temporary impairment assessments. On September 13, 2011, the Company invested $20.0 million into Boulder Wind Power, Inc. Series B convertible preferred stock, which is accounted for at cost. As of December 31, 2011, the fair value of this investment was not estimated as there were no identified events or changes in circumstances that may have had a significant adverse effect on the fair value of the investment.

(m)	Accrued Expenses
Accrued expenses as of December 31, 2011 and 2010 consisted of the following (in thousands):

	December 31, 2011	December 31, 2010
Defined contribution plan	$1,088	$1,199
Accrued payroll and related benefits	3,024	1,185
Accrued tolling fees	—	404
Sales and use tax	1,367	532
Accrued bonus	4,845	554
Interest payable	345	9
Other accrued expenses	2,229	342
Total accrued expenses	$12,898	$4,225

(n)	Asset Retirement Obligation
The Company accounts for reclamation costs, along with other costs related to the closure of the Molycorp Mountain Pass facility, in accordance with ASC 410-20, Asset Retirement Obligations. This standard requires the Company to recognize asset retirement obligations at estimated fair value in the period in which the obligation is incurred. The Company recognized an asset retirement obligation and corresponding asset retirement cost of $13.3 million in connection with the Molycorp Mountain Pass facility acquisition. The liability was initially measured at fair value and is subsequently adjusted for accretion expense and changes in the amount or timing of the estimated cash flows. The asset retirement cost was capitalized as part of the carrying amount of the related long-lived assets and is being depreciated over the assets’ remaining useful lives.
In connection with an updated asset retirement obligation analysis prepared as of June 30, 2010, the Company determined that its asset retirement obligation was overstated by approximately $2.5 million as a result of not reducing its prior estimate for costs of soil remediation performed prior to the Company’s acquisition of the Molycorp Mountain Pass facility. Because the depreciation of the overstated asset retirement costs and accretion of the asset retirement obligation had an immaterial impact on the Company’s net loss for all periods previously presented and cumulatively since inception, the Company reduced its asset retirement cost asset and asset retirement obligation by approximately $2.5 million effective April 1, 2010. On November 4, 2010, the Board approved an expanded budget which accelerated the removal of the crusher and milling facility, which resulted in a $0.6 million increase in the asset retirement obligation. During 2011, the Company increased the asset retirement obligation by $2.5 million in connection with the construction of buildings and other infrastructures related to Project Phoenix Phase 1 and Project Phoenix Phase 2. Depreciation expense associated with the asset retirement cost was $1.0 million, $1.1 million and $1.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. The following table presents the activity in the Company’s asset retirement obligation (in thousands):

	Year Ended December 31, 2011	Year Ended December 31, 2010
Balance at beginning of period	$12,471	$14,202
Obligations settled	(1,030)	(632)
Accretion expense	955	912
Revisions in estimated cash flows	2,508	(1,939)
Loss (Gain) on settlement	637	(72)
Balance at end of period	$15,541	$12,471

The Company is required to provide the applicable governmental agencies with financial assurances relating to its closure and reclamation obligations. As of December 31, 2011 and 2010, the Company had financial assurance requirements of $27.6 million which were satisfied with surety bonds placed with the California state and regional agencies.

(o)	Debt
On June 15, 2011, the Company completed the issuance and sale of $230.0 million aggregate principal amount (net proceeds of $223.1 million after deducting the initial purchasers’ discounts and commissions) of its 3.25% Convertible Notes due 2016 (the “Notes”) in an offering exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Notes are senior unsecured obligations of the Company and bear interest at a rate of 3.25% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2011. The Notes are convertible at any time into shares of Molycorp’s common stock, cash, or a combination thereof, at Molycorp’s election. The initial conversion rate is 14.0056 shares of Molycorp common stock per $1,000 principal amount of the Notes (equivalent to an initial conversion price of approximately $71.40 per share of Molycorp’s common stock), subject to customary adjustments. The Notes mature on June 15, 2016, unless repurchased or converted in accordance with their terms. Molycorp does not have the right to redeem the Notes prior to maturity.
The Company separately accounts for the liability and equity components of convertible debt instruments, such as the Notes, that may be settled entirely or partially in cash upon conversion in a manner that reflects the issuer’s economic interest cost. The equity component of the Notes is included in the additional paid-in capital section of stockholders’ equity on the consolidated balance sheet as of December 31, 2011, and the value of the equity component is treated as original issue discount for purposes of accounting for the debt component of the Notes. As of December 31, 2011, Molycorp recognized a liability component related to the Notes of $190.9 million, which includes accretion of $4.1 million of the original issue discount ($3.4 million capitalized and $0.7 million expensed), and an equity component of $36.2 million. Transaction costs related to the issuance of the Notes have been allocated to the liability and equity components in proportion to the allocation of proceeds to the components, and accounted for as debt issuance costs (recognized as interest expense over the life of the Notes using the effective interest method) and equity issuance costs (charged against equity), respectively. Total interest cost related to the Notes in 2011 was $8.1 million of which $7.4 million was capitalized at December 31, 2011.
Additional debt was assumed as part of the Molycorp Sillamäe acquisition.
The following table provides a summary of the current and non-current portions of the debt outstanding as of December 31, 2011 (in thousands):

	December 31, 2011
	Current	Non-Current
Notes 3.25%, net of discount, due June 2016	$—	$190,877
Bank loans 2.69% - 3.88% due February 2012 - September 2017	1,516	5,668
Total debt	$1,516	$196,545

Scheduled minimum debt repayments in thousands are $1,516 in 2012, $1,495 in 2013, $1,495 in 2014, $1,420 in 2015, $230,803 in 2016 and $455 thereafter.

(p)	Income Taxes
We are a Subchapter C corporation and, therefore, are subject to federal and state income taxes on our taxable income, whereas prior to our Corporate Reorganization, we operated entirely within limited liability companies, which were not directly liable for the payment of federal or state income taxes and our taxable income or loss was included in the state and federal tax returns of Molycorp, LLC’s members. We account for income taxes in accordance with Accounting Standard Codification 740, Income Taxes. This guidance requires that deferred tax assets and liabilities be recognized for the tax effect of temporary differences between the financial statement and tax basis of recorded assets and liabilities at enacted statutory tax rates. This guidance also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The recoverability of deferred tax assets is based on both our historical and anticipated earnings levels, and is reviewed each reporting period to determine if any additional valuation allowance is necessary when it is more likely than not that amounts will not be recovered. As of December 31, 2011, the Company’s net income of $75.4 million since the Corporate Reorganization included $31.1 million in certain stock based compensation expense, which is a permanent difference between its income for financial reporting and tax purposes. Other permanent differences include legal and due diligence fees related to the acquisitions that were completed in April 2011, as well as costs related to the registration of common stock sold by certain stockholders in secondary offerings completed during the first and second quarters of 2011. Molycorp had net deferred income tax liabilities of $20.3 million, as of December 31, 2011.
Prior to the second quarter of 2011, Molycorp had a history of losses and, as a result, it recognized a full valuation allowance against its net deferred tax assets. As of December 31, 2011, Molycorp determined that it, more likely than not, will realize its deferred tax assets and we have concluded that no valuation allowance is required. In making this determination, management analyzed, among other things, the Company’s recent history of earnings and cash flows, forecasts of future earnings, and the nature and timing of future deductions and benefits represented by the deferred tax assets and liabilities.
We have undistributed earnings of our foreign subsidiary at December 31, 2011, for which deferred taxes have not been provided. Such earnings are considered indefinitely invested in the foreign subsidiary. If such earnings were repatriated, additional tax expense may result, although the calculation of such additional taxes is not practicable.
The net tax effect of the elimination in consolidation of intercompany balances and transactions resulted in a deferred charge and income tax payable of $7.3 million.
Income tax expense for the year ended December 31, 2010 and December 31, 2009 was zero, as a 100% valuation allowance was required for the period after our Corporate Reorganization and for the period prior, the taxable income and losses of Molycorp, LLC were reported on the income tax returns of its members. Income tax expense consisted of the following for the year ended December 31, 2011 (in thousands):

Year Ended December 31, 2011
Current
Federal	$18,721
State	6,952
Total current	25,673
Deferred
Federal	3,687
State	(784)
Total deferred	2,903
Total tax provision	$28,576

The components of earnings before income taxes, by tax jurisdiction, are as follows for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	December 31, 2011	December 31, 2010	December 31, 2009
United States	$141,801	$(50,774)	$(28,587)
Foreign	5,109	—	—
Total	$146,910	$(50,774)	$(28,587)

A reconciliation of the statutory federal income tax rate of 35% to Molycorp’s effective income tax rate is as follows for the year ended December 31, 2011 (in thousands):

Year Ended December 31, 2011
Federal tax computed at the statutory rate	$51,419
State taxes, net of federal benefit	5,255
Change In valuation allowance	(22,730)
Federal tax credits	(2,627)
Domestic production activities deduction	(2,493)
Foreign income tax rate differential	(1,735)
Other items, net	1,487
Income tax expense	$28,576

The tax effect of temporary differences and net operating losses which give rise to deferred tax assets and liabilities consist of the following as of December 31, 2011 and 2010 (in thousands):

	December 31, 2011	December 31, 2010
Deferred tax assets:
Current:
Inventory	$—	$1,133
Other	806	106
Total current	806	1,239
Non-current:
Asset retirement obligation	419	656
Mineral resources	16,975	16,516
Employee stock compensation benefits	835	—
Net operating losses	852	6,750
Other	116	62
Total non-current	19,197	23,984
Deferred tax liabilities:
Current	—	—
Inventory	1,849	—
Other	313	—
Total current	2,162	—
Non-current:
Development costs	217	96
Property, plant and equipment	3,647	2,397
Section 174 costs	20,094	—
Convertible debt (Notes)	14,138
Other	—	—
Total non-current	38,096	2,493
Net deferred taxes, before valuation allowance	(20,255)	22,730
Valuation allowance	—	(22,730)
Total deferred tax	$(20,255)	$—

The Company’s liability for uncertain tax positions totaled $0.5 million and zero at December 31, 2011 and 2010, respectively. These amounts also include the related accrued interest and penalties associated with the uncertain tax positions, if applicable. The Company does not expect that the liability for uncertain tax positions will change significantly during the twelve months ended December 31, 2012; however, actual changes in the liability for uncertain tax positions could be different than currently expected. A rollforward of the liability for uncertain tax positions follows (in thousands):

Year Ended December 31, 2011
Balance, beginning of year	$—
Tax position related to current year:
Additions	519
Tax positions related to prior years:
Additions	—
Settlements	—
Statute of limitations closures	—
Balance, end of year	$519

The Company operates and accordingly files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions and foreign jurisdiction. With few exceptions, the Company is no longer subject to U.S. federal, state and non-U.S. income tax examinations by tax authorities for years prior to 2008.
The Company did not recognize accrued interest and penalties related to uncertain tax positions in income tax expense for the years ended December 31, 2011 and 2010, respectively.

(q)	Stockholders’ Equity
As of December 31, 2011 and 2010, the Company had 83,896,043 and 82,291,200 shares of common stock outstanding, respectively.
For the year ended December 31, 2010, the Company received contributions from its stockholders totaling $15.0 million in exchange for 5,767,670 shares of Class A common stock prior to the completion of its initial public offering (“IPO”) of common stock. At the time of the IPO, an aggregate of 50,892,260 shares of Class A common stock were automatically converted into an aggregate of 50,892,260 shares of common stock. The Company also received net proceeds of $378.6 million after underwriter discounts and commissions and offering expenses paid by Molycorp, Inc. in exchange for the issuance of 29,128,700 shares of common stock. An additional 2,232,740 common shares were issued upon conversion of shares of Class B common stock held by certain employees and independent directors pursuant to incentive awards effective November 1, 2009. Also, On November 4, 2010, the Compensation Committee of the Board approved the grant of 37,500 shares of restricted stock with a fair value of 36.51 per share, with a three-year vesting period, to certain executive officers and a director of the Company.
On February 16, 2011, Molycorp completed a public offering of its 5.50% Series A Mandatory Convertible Preferred Stock (“Convertible Preferred Stock”), $0.001 par value per share. In connection with this offering, the Company issued 1,800,000 shares of Convertible Preferred Stock for $100.00 per share. In addition, Molycorp granted the underwriters an option to purchase up to 270,000 additional shares of Convertible Preferred Stock to cover over-allotments. The underwriters exercised their option to purchase the additional shares of Convertible Preferred Stock on March 16, 2011. Each share of the Convertible Preferred Stock will automatically convert on March 1, 2014 into between 1.6667 and 2.0000 shares of Molycorp’s common stock, subject to anti-dilution adjustments. At any time prior to March 1, 2014, holders may elect to convert each share of the Convertible Preferred Stock into shares of common stock at the minimum conversion rate of 1.6667 shares of common stock per share of Convertible Preferred Stock, subject to anti-dilution adjustments. Dividends on the Convertible Preferred Stock are payable on a cumulative basis when, as and if declared by the Board or an authorized committee of such Board, at an annual rate of 5.50% on the liquidation preference of $100.00 per share. The Company may pay declared dividends in cash, common stock or any combination of cash and common stock, subject to certain limitations, on March 1, June 1, September 1 and December 1 of each year, starting on June 1, 2011 and to, and including, March 1, 2014. The Convertible Preferred Stock is not redeemable. Molycorp received net proceeds from the Convertible Preferred Stock offering totaling $199.6 million after underwriter discounts and commissions and offering expenses paid by Molycorp.
During 2011, the Company declared and paid aggregate cash dividends of $9.0 million on the Convertible Preferred Stock.
On April 1, 2011, Molycorp acquired 80% of the outstanding shares of Molycorp Sillamäe (representing a 90.023% controlling interest) from AS Silmet Grupp in exchange for 1,593,419 shares of Molycorp common stock, which had a fair value of approximately $72.7 million based on the closing price of the Company’s common stock on the acquisition date, net of an estimated discount that a market participant would require, given that the issuance of the shares Molycorp transferred in consideration to AS Silmet Grupp was not registered under the Securities Act, and such shares were subject to certain lock up provisions, which limited AS Silmet Grupp’s ability to sell these shares. On October 24, 2011, the Company acquired the remaining 9.977% ownership interest in Molycorp Sillamäe for $10.0 million in cash, which resulted in an adjustment to Additional Paid-In Capital Equity of $0.4 million for the difference between the consideration paid and the carrying value of the noncontrolling interest on October 24, 2011.

(r)	Earnings (loss) per Share
Basic earnings per share is computed by dividing the Company’s net income attributed to common stockholders by the weighted average number of shares of common stock outstanding during the period. For the year ended December 31, 2011, the cumulative undeclared and paid dividends on the Convertible Preferred Stock were subtracted from the net income in the period for the purpose of computing the basic earnings per share.

(In thousands, except share and per share amounts)	Year Ended December 31, 2011
Net income attributable to Molycorp stockholders	$117,526
Cumulative undeclared and paid dividends on preferred stock	(9,962)
Net income attributable to common stockholders	107,564
Weighted average common shares outstanding—basic	83,454,221
Basic earnings per share	$1.29
Net income attributable to common stockholders	$107,564
Effect of dilutive Notes	413
Income attributable to common stockholders, adjusted for the effect of dilutive Notes	107,977
Weighted average common shares outstanding—dilutive	85,220,017
Dilutive earnings per share	$1.27

Diluted earnings per share reflect the dilutive impact of potential common stock and unvested restricted shares of common stock in the weighted average number of common shares outstanding during the period, if dilutive. For this purpose, the “treasury stock method” and “if-converted method,” as applicable, are used.
Under the treasury stock method, assumed proceeds upon the exercise of stock options are considered to be used to purchase common stock at the average market price of the shares during the period. Also under the treasury stock method, fixed awards and nonvested shares, such as restricted stock, are deemed options for purposes of computing diluted earnings per share. As of December 31, 2011 and December 31, 2010, all potential common stock under the treasury stock method were antidilutive in nature; consequently, the Company does not have any adjustments between earnings per share and diluted earnings per share related to stock options and restricted stock awards.
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be antidilutive. Convertible preferred stock (such as the Convertible Preferred Stock) is antidilutive whenever the amount of the dividend declared in or accumulated for the current period including the deemed dividend in the period from a beneficial conversion feature per common share obtainable on conversion exceeds basic earnings per share. The Convertible Preferred Stock was antidilutive as of December 31, 2011. Also under the if-converted method, convertible debt (such as the Notes) is antidilutive whenever its interest including any deemed interest from a beneficial conversion feature and nondiscretionary adjustments, net of tax, per common share obtainable on conversion exceeds basic earnings per share. As of December 31, 2011, the Notes were dilutive under the if-converted method; therefore, the shares of common stock obtainable on the assumed conversion of the Notes, the interest expense and the amortization of discount on the Notes were included in the computation of diluted earnings per share.

(s)	Comprehensive Income (Loss)
In the second quarter of 2011, the Company early adopted the Accounting Standards Update (ASU) 2011-5 as issued by the Financial Accounting Standards Board in June 2011. As a result of this update, the Company elected to present comprehensive income in two separate, but consecutive statements. No retroactive application of this update was necessary as the Company did not have any items entering into the determination of comprehensive income (loss) other than net income (loss) for all periods prior to the second quarter of 2011.
In addition to Net income (loss), Comprehensive income (loss) includes changes in equity for the year ended December 31, 2011 due to foreign currency translation adjustments. A loss of approximately $2.7 million from the translation of intercompany balances is included in the aggregate net foreign currency translation adjustment of $8.5 million for the period from April 1, 2011 to December 31, 2011.

(t)	Foreign Currency
The reporting currency of the Company is the U.S. dollar. The functional currency of Molycorp, Inc., Molycorp Minerals, LLC and Molycorp Tolleson is also the U.S. dollar, whereas the functional currency of Molycorp Sillamäe is the euro. Assets and liabilities of Molycorp Sillamäe are translated at the spot rate in effect at the applicable reporting date; the results of operations of Molycorp Sillamäe are translated at actual exchange rates for significant transactions or at the average exchange rates in effect during the applicable period. The resulting unrealized cumulative translation adjustment, net of applicable income taxes, is recorded as a component of accumulated other comprehensive income (loss) in the consolidated statement of stockholders’ equity. Cash flows from the operations of Molycorp Sillamäe are translated at actual exchange rates for significant transactions or at the average rate for the applicable period. The effect of exchange rates on cash balances held in foreign currencies are separately reported in the Company’s consolidated statement of cash flows.
Transactions denominated in currencies other than the applicable functional currency are recorded based on exchange rates at the time such transactions occur. Changes in exchange rates associated with amounts recorded in the Company’s consolidated balance sheet related to these non-functional currency transactions result in transaction gains and losses that are reflected in the Other income (expense) section of the consolidated statement of operations as unrealized (based on the applicable period end exchange rates) or realized upon settlement of the transactions.